Rubio's Restaurants, Inc.

Sidoti & Company
June 2007

rubios.com

- **Rubio's Profile and Performance**
- Shift in Strategy
- Investment Horizon

Rubio's is Represented in 5 States



Currently 165 Locations
Las Vegas (5)
Sacramento (8)
San Francisco (9)
Fresno (1)
Bakersfield (1)
Los Angeles (37)
Orange County (31)
San Diego (45)
Salt Lake City (2)
Denver (3)
Phoenix (18)
Tucson (5)

Number of Restaurants



Company
Licensed
Franchise
139
145
151
154
157
166
165
2
7
5
5
5
1
1
3
3
3
3
3
3
3
134
135
143
146
149
162
161
2001
2003
2005
YTD 2007

Rubio's FRESH MEXICAN GRILL

Average Unit Volume (in 000's)



$1,020
$1,000
$980
$960
$940
$920
$900
$880
$860
$840
$820
$800
$875
$886
$908
$942
$957
$980
$1,002
2001
2002
2003
2004
2005
2006
Q1 2007

Annual Revenues ($MM)


$160
$140
$120
$100
$80
$60
$40
$20
$0
$113
$120
$125
$137
$141
$152*
$41
+6.2%
+4.2%
+9.6%
+2.9%
+8.1%
+8.2%
2001
2002
2003
2004
2005
2006
Q1 2007

* 53 Weeks

Earnings Per Share



$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($0.79)
$0.28
($0.27)
$0.32
($0.02)
($0.36)
$0.02
2001
2002
2003
2004
2005
2006
Q1 2007

Rubio's FRESH MEXICAN GRILL

New Store Openings

Average Weekly Sales % Over Market Average


14.10%
4.65%
2005 – 4 New Stores
AUV$1,110,044 (1)
(includes 2 SD stores/excl. Barona)
2006 – 9 New Stores
AUV $1,049,805 (2)
(no SD stores)

* Figures through Q1 2007

(1) Based on Full Year Results

(2) Annualized Results, not adjusted for seasonality

Rubio's FRESH MEXICAN GRILL

Comparable Store Sales - Annual



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
(0.3%)
1.4%
1.8%
4.3%
1.2%
2.0%
2001
2002
2003
2004
2005
2006

Comp Sales



4.9%
8.3%
7.7%
Q4 2006
Q1 2007
Q2 2007
(thru May 27)

Rubio's FRESH MEXICAN GRILL

- Rubio’s Profile and Performance
- **Shift in Strategy**
- Investment Horizon

Rubio's Positioning - '05 & '06


Fast
Casual
Quality and
Freshness of Fast
Casual
Affordable
Fast Casual
Affordability
of QSR Drives
"Trade Up"
QSR

Rubio's FRESH MEXICAN GRILL

Rubio's Promotions - '05 & '06



FRESH & AFFORDABLE
$3.99 CHEESE ENCHILADA MEAL DEAL
THREE CHEESE ENCHILADAS, RICE AND REGULAR DRINK.
$1.00
RUBIO'S
CHEESE ENCHILADA



RUBIO'S WORLD FAMOUS
FISH TACOS
$1.00
FRESH & AFFORDABLE

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Management Systems
People Services
Finance/Accounting
Target Segment

- People – primarily adults - who crave unsurpassed flavorful foods, have limited time for a meal or snack (10 to 30 minutes) and expect to spend $6-$10 for a meal

Systemwide Sales of Leading Fast Casual Chains

Indexed sales growth of market segments, 2001-05



Indexed Market Size
180
170
160
150
140
130
120
110
100
2001
2002
2003
2004
2005
QSR
Fast Casual
Total Restaurant Industry
Full Service

Source: Technomic/Mintel

Key Drivers – Dine-In



RELATIVE POSITIVE EFFECT WHEN STORE SUCCEEDS AT ATTRIBUTE
TASTE & FLAVOR
PORTION SIZE
APPROP TEMP
FRESH INGRED
TIMELY DELIVERY
MENU KNOWLEDGE
STOCKED
GREETING
AMBIANCE
D.R. CLEAN
EXTERIOR APPEARANCE
ACCURATELY FILLED
RELATIVE NEGATIVE EFFECT WHEN STORE FAILS AT ATTRIBUTE
Effect on Satisfaction
Effect on Dissatisfaction

Key Insights – Mintel Market Research

1. "More than two thirds of consumers interviewed express a desire for a wide array of menu options, and nearly half look for something they've never tried before."

2. "A majority of survey respondents agree with the positioning of fast casual as a healthier version of fast food."

3. "A third even agree that fast casual offerings are similar in quality to food found in family casual sit-down restaurants."

4. "The findings suggest that families with children are under-served by fast casual chains."

5. "Nearly half the respondents claimed that they were willing to spend more to eat healthier."

Rubio's FRESH MEXICAN GRILL

Source: Mintel International Group Ltd. Dining Out Review: Fast Casual Restaurants, July 2006

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Products:

- All "WOW" products (65% recommend)
- No Trans-Fats

Rubio's FRESH MEXICAN GRILL

World Famous Fish Taco



Rubio's
FRESH MEXICAN GRILL

Blackened Mahi Mahi Taco



Rubio's FRESH MEXICAN GRILL

Grilled Salmon Tacos w/Side Salad



Rubio's FRESH MEXICAN GRILL

Grilled Salmon Salad



Rubio's FRESH MEXICAN GRILL

Mango Crispy Shrimp Taco



Rubio's FRESH MEXICAN GRILL

Grilled Gourmet Tacos


Steak


Portobello


Scallop


Shrimp

Salads


Fiesta


Baja Caesar


Chipotle Ranch


Chopped

Strategic Milestones ‘07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Products:

- All “WOW” products (65% recommend)
- No Trans-Fats

Marketing:

- Shift 33% of advertising to local market
- E-loyalty program launched
- Promotions – great taste and value
- Enhanced ambiance and décor
- New store openings
- New packaging and promotions for off premise consumption

Rubio's Promotions

Fresh & Affordable



FRESH & AFFORDABLE
$$3^{99}$ CHEESE ENCHILADA MEAL DEAL
THREE CHEESE ENCHILADAS, RICE AND REGULAR DRINK.
$$1^{00}$ RUBIO'S CHEESE ENCHILADA

Great Taste and Value



ENCHILADAHHHHHS.
MIX & MATCH ENCHILADA PLATE
RUBIO'S ENCHILADA PLATES
CHEESE 4^{99} CARNITAS 5^{99} CHICKEN 6^{19}
MIX & MATCH 5^{19} TWO DIFFERENT ENCHILADAS

Rubio's Promotions

Fresh & Affordable


RUBIO'S WORLD FAMOUS
FISH TACOS
$1.00
FRESH& AFFORDABLE

Great Taste and Value


New CHIPOTLE-LIME
GRILLED SALMON
You'll be hooked.
ONE SALMON TACO $5.49
WITH SIDE SALAD
TWO SALMON TACOS $7.49
WITH SIDE SALAD

Rubio's FRESH MEXICAN GRILL

Old Restaurant Design



Rubio's
FRESH MEXICAN GRILL

Test Stores



Rubio's
Rubio's

Rubio's FRESH MEXICAN GRILL

Test Stores


Rubio's

New Store Opening Tactics








1974

Rubio's FRESH MEXICAN GRILL

Rubio's a-Go-Go


Rubios
Rubio's
a-Go-Go SM

Rubio's
FRESH MEXICAN GRILL

Rubio's a-Go-Go – Beach Mex Buffet



Rubio's FRESH MEXICAN GRILL

Rubio's a-Go-Go – Burritos a-Go-Go



Rubio's

Rubio's FRESH MEXICAN GRILL

Rubio's a-Go-Go


Rubio's a-Go-Go
Rubio's a-Go-Go
Rubio's a-Go-Go



Baja Box


Rubio's
Fresh Mexican Grill

Beach Mex Buffet

Rubio's Fresh Mexican Grill

Footprint for Offsite Consumption



Current


345 SF
330 SQ FT
74 SEATS

Proposed

Rubio's FRESH MEXICAN GRILL

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Products:

- All "WOW" products (65% recommend)
- No Trans-Fats

Marketing:

- Shift 33% of advertising to local market
- E-loyalty program launched
- Promotions – great taste and value
- Enhanced ambiance and décor
- New store openings
- New packaging and promotions for off premise consumption

Purchasing:

- Total Quality Control
- Logistics cost optimized

Rubio's FRESH MEXICAN GRILL

Strategic Milestones '07



Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Management Systems
People Services
Finance/Accounting
Target Segment

Products:

- All "WOW" products (65% recommend)
- No Trans-Fats

Marketing:

- Shift 33% of advertising to local market
- E-loyalty program launched
- Promotions – great taste and value
- Enhanced ambiance and décor
- New store openings
- New packaging and promotions for off premise consumption

Purchasing:

- Total Quality Control
- Logistics cost optimized

Operations:

- 95% Restaurants "A" operations with green GLI
- GM's 4 walls plus LSM

Rubio's FRESH MEXICAN GRILL

Illustrative

Guest Feedback Survey
Percent Very Satisfied
Overall Report
Company Level Report
Period 1 – FY07
Completed Surveys

		Company This Period	Company Last Period	Company Rolling Qtr	Top 10%
Guest Loyalty Index					
%	Overall Experience	%	%	%	%
	Likely to Return	%	%	%	%
	Likely to Recommend	%	%	%	%
	Guest Loyalty Index	%	%	%	%
Big 3 Areas to Work on					
	1.		2.	3.	
Must Haves					
	Order Accurately Filled	%	%	%	%
	Length of Time Waiting	%	%	%	%
	Food Served at Appropriate Temperature	%	%	%	%
	Cleanliness of Dining Room	%	%	%	%
Satisfiers					
	Taste and Flavor of Food	%	%	%	%
	Fresh, High Quality Ingredients	%	%	%	%
	Drink/Salsa Areas Clean and Stocked	%	%	%	%
	Portion Size	%	%	%	%
	Exerior is Clean and Free of Trash	%	%	%	%
	Packaging Made Food Easy to Carry	%	%	%	%
Delighters					
	Greeting By Team Member	%	%	%	%
	Menu Knowledge of the GSA	%	%	%	%
	Ambiance and Décor	%	%	%	%
	Ease of Parking	%	%	%	%
Yes/No Questions (% Yes)					
	Problem Encountered	%	%	%	%
	Problem Solved to Satisfaction	%	%	%	%
	Cleanliness of Restroom	%	%	%	%
Guest Impressions Not Controlled by Stores					
	Value for Money of Food	%	%	%	%
	Rubio's Products Compared to Others	%	%	%	%

Green - Areas of Good News! Yellow - OK, but could be better Red - Areas for Improvement

Strategic Milestones '07



Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Products:

- All "WOW" products (65% recommend)
- No Trans-Fats

Marketing:

- Shift 33% of advertising to local market
- E-loyalty program launched
- Promotions – great taste and value
- Enhanced ambiance and décor
- New store openings
- New packaging and promotions for off premise consumption

Purchasing:

- Total Quality Control
- Logistics cost optimized

Operations:

- 95% Restaurants "A" operations with green GLI
- GM's 4 walls plus LSM

Development:

- Open 16 to 20 new restaurants on "A" sites
- Find 20+ new sites for '08

Restaurant Comparison

Orange, CA

Households = 63,386
Dominant Segment Count: 39,670
Daytime Population: 161,609



Total Households
Dominant Segments
Competition
Other Locations

Competition: 22
Traffic Counts: 29,700

Fullerton, CA

Households = 74,638
Dominant Segment Count: 15,938
Daytime Population: 113,691



Competition: 20
Traffic Counts: 19,600

Rubio's FRESH MEXICAN GRILL

Strategic Milestones ‘07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Management Systems:

- Paperless Ops
- E-learning/web conferencing
- E-loyalty
- Accounting and finance

People Services:

- “Ownership” bonus plans for DM’s and GM’s
- Voluntary turnover below 7%

Finance/Accounting:

- Top level cash flow Economic Value Model

Rubio’s FRESH MEXICAN GRILL

Rubio's Competitive Edge


Target Segment
People – adults and children – who crave unsurpassed flavorful foods, have limited time for a meal or snack (10 to 30 minutes) and expect to spend $6-$10 for a meal
Rubio's
FRESH MEXICAN GRILL
Competition
- QSR's
- Fast Casual
- Casual Dining

- Rubio's Profile and Performance
- Shift in Strategy
- **Investment Horizon**

Operating Leverage



$980K
$1.1M
2006
AUVs
16.7%
20.0%
2006
Operating Margin

Lease Expirations



39
31
24
17
15
11
8
8
7
2
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Rubio's FRESH MEXICAN GRILL

Rubio's

FRESH MEXICAN GRILL®


FRESH
RULES
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